American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated November 1, 2022 ■ Statement of Additional Information dated May 1, 2022

The following entry is added to the Accounts Managed table on page 40 of the SAI.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Arun Daniel[1]	Number of Accounts	8	0	0
	Assets	$8.1 billion[2]	$0	$0
1 Information provided as of September 30, 2022.
2 Includes $333.8 million in VP Disciplined Core Value.

The following is added as the last sentence of the Ownership of Securities table on page 43 of the SAI.

As of September 30, 2022, Arun Daniel did not beneficially own shares of VP Disciplined Core Value.

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